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                                                                   EXHIBIT 10.11


              CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION.
                       ASTERISKS (*) DENOTE SUCH OMISSIONS

                        DEVELOPMENT AND SUPPLY AGREEMENT

                                   (ABARELIX)

      THIS DEVELOPMENT AND SUPPLY AGREEMENT (this "Agreement") effective as of June 21, 2000 (the "Effective Date"), is by and between UCB S.A., with registered office at Allee de la Recherche 60, B-1070 Brussels, Belgium ("UCB") and Amgen Inc., with its principal place of business at One Amgen Center Drive, Thousand Oaks, California 91320-1799, USA ("Amgen").

                                   WITNESSETH:

      WHEREAS, by agreement dated March 12, 1998 ("UCB-Praecis Agreement"), UCB had entered into a contract with Praecis Pharmaceutical Incorporated ("Praecis") for the development and supply of the active pharmaceutical ingredient for a compound identified as PPI-149, USAN name "Abarelix", to which Praecis has the exclusive worldwide rights as licensee. The active pharmaceutical ingredient for Abarelix to be manufactured by UCB pursuant to this Agreement shall be referred to as "API."

      WHEREAS, by agreement dated March 8, 1999 and subsequently amended (as amended, the "Amended and Restated Binding Agreement in Principle," referred to herein as the "Amgen-Praecis Agreement"), Amgen entered into a contract with Praecis whereby Amgen would, INTER ALIA, assume responsibility for the manufacture of Finished Product, including taking over responsibility for dealing with subcontractors involved in the various stages of manufacture of the Finished Product, such as UCB.

      WHEREAS, Amgen, on May 22, 2000, notified Praecis of its intent to assume responsibility for the manufacture of Finished Product, effective June 21, 2000, consistent with the Amgen-Praecis Agreement.

      WHEREAS, Amgen desires to contract with UCB for the supply of API manufactured by an existing process described as "*** Synthesis," *** upon the terms and subject to the conditions set forth in this Agreement.

      WHEREAS, UCB is willing to manufacture and supply API *** all upon the terms and subject to the conditions set forth in this Agreement.

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      WHEREAS, both parties intend for this Agreement to supersede and replace the UCB-Praecis Agreement in its entirety, and that both parties will take whatever steps are necessary to terminate the UCB-Praecis Agreement upon execution of this Agreement.

      NOW THEREFORE, in consideration of the foregoing premises, which are incorporated into and made a part of this Agreement, and of the mutual covenants which are recited herein, the parties agree as follows:

                                   ARTICLE ONE
                                   DEFINITIONS

      When used in this Agreement or any Exhibit hereto, each of the following capitalized terms shall have the meanings set forth in this Article One. Any terms defined elsewhere in this Agreement shall be given equal weight and importance as though set forth in this Article.

1.1 "AFFILIATE" shall mean with respect to either party, any person, corporation, company, partnership, joint venture or other entity controlling, controlled by or under common control with such party. For such purpose, the term "control" means the holding of 50% or more of the common voting stock or ordinary shares in, or the right to appoint 50% or more of the directors of, or the right to share in 50% or more of the profits of, said corporation, company, partnership, joint venture, or entity. For purposes of this Agreement only, Praecis and its Affiliates shall be considered Affiliates of Amgen, despite the fact that Amgen does not control, is not controlled by and is not under common control with Praecis.

1.2 "API" shall mean the bulk active pharmaceutical ingredient of Abarelix, meeting the Specifications contained herein. The API, including its identity and associated know-how and data related thereto, shall be deemed Confidential Information of Amgen.

1.3   "BATCH" shall mean a single lot of API Manufactured by UCB.

1.4 "BATCH RECORD" shall mean the compilation of the information needed to determine lot disposition including but not limited to the manufacture procedure, raw material information, review documentation and test results, and shall include the certificate of analysis.

1.5 "CMC" shall mean the Chemistry, Manufacture and Controls section of the NDA or the corresponding sections of corresponding filings with other Regulatory Agencies.

1.6 "CONFIDENTIAL INFORMATION" shall mean all confidential and proprietary information, materials, know-how and other data, both technical and nontechnical of a Party which is disclosed by such Party at any time prior to or during the term of this Agreement pursuant to or in furtherance of this Agreement, except that which the Party receiving such Confidential Information can establish by competent evidence:

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      (a) is or later becomes generally available to the public by use, publication of the like, through no fault of the receiving Party, its agents or employees; or
      (b) is obtained from a third party without restriction who had legal right to disclose the same to the receiving Party; or
      (c) the receiving Party already possessed and obtained from a source other than the disclosing Party, as evidenced by its written records, predating receipt thereof from the disclosing Party; or
      (d) is independently developed by the receiving Party without the use of Confidential Information belonging to the disclosing Party as evidenced by the receiving Party's written records.

1.7 "DMF" shall mean a Drug Master File as defined by the FDA for filing of approval of a contract manufacturer site, or corresponding filings with other Regulatory Agencies.

1.8 "EMEA" shall mean the European Medicines Evaluation Agency and successor entities.

1.9   "EP" shall mean the European Pharmacopoeia as in effect from time to time.

1.10  "FACILITY" shall mean UCB's facility located at Braine-L'Alleud, Belgium.

1.11 "FDA" shall mean the United States Food and Drug Administration and successor entities.

1.12 "FINISHED PRODUCT" shall mean pharmaceutical compositions containing API for treatment of disease as used by an end user or consumer.

1.13 "CGMPS" shall mean the general rules for all aspects of human pharmaceutical manufacture, including buildings and facilities, personnel, equipment, drug components and containers, production, packaging and labeling, and record-keeping, and include the regulations promulgated by the FDA, see 21 C.F.R. Parts 210, 211 and 600; EU Guide to good manufacturing practice for medicinal products; published FDA Guidance Documents; equivalent Japanese regulations and guidelines; and accepted industry practice.

1.14  "JP" shall mean the Japanese Pharmacopoeia as in effect from time to time.

1.15 "MANUFACTURE" shall mean the manufacture of API from raw materials, according to *** Synthesis ***, to meet the relevant Specifications. Manufacture shall include, without limitation, assembly, synthesis and purification of the API. "MANUFACTURING" shall have comparable meaning.

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1.16  "MHW" shall mean the Japanese Ministry of Health and Welfare and successor entities.

1.17 "NDA" shall mean New Drug Application as filed by Praecis and/or Amgen with FDA for approval of commercial sale of the Finished Product.

1.18  "PARTIES" shall mean Amgen and UCB and "PARTY" shall mean either of them.

1.19 "QUALITY EXHIBIT" shall mean the procedures, requirements, standards, terms and conditions (including services) set forth in Exhibit B ("Quality Exhibit") and incorporated into this Agreement as if fully set forth herein. Such Exhibit B may be revised from time to time upon mutual agreement of the parties.

1.20 "REGULATORY AGENCIES" shall mean FDA, EMEA, MHW and the relevant equivalent foreign regulatory agencies (including, without limitation, the Health Protection Branch in Canada ("HPB") and the Therapeutic Goods Administration in Australia ("TGA").

1.21  ***

1.22 "SUPPLIED THIRD PARTY" shall mean Sanofi-Synthelabo and its Affiliates as long as (i) the Agreement dated May 13, 1997 between Sanofi-Synthelabo and Praecis remains in effect, or (ii) an agreement is entered into between Amgen and Sanofi-Synthelabo regarding the supply of API to Sanofi-Synthelabo which replaces the supply obligations in the Sanofi-Synthelabo/Praecis agreement, and then so long as such Amgen/Sanofi-Synthelabo agreement remains in effect.

1.23 "SUPPLY SCHEDULE" shall mean the Supply Schedule set forth on Exhibit A attached hereto and incorporated herein, identifying the schedule for purchase orders of API and the price for such API.

1.24 "SPECIFICATIONS" shall mean the requirements, tests and standards contained in the relevant exhibits attached hereto as follows: for API Manufactured using *** Synthesis, the Specifications shall consist of Exhibit C,
Section I (the "*** SYNTHESIS SPECIFICATIONS") ***

1.25 "UCB TECHNICAL INFORMATION" shall mean any and all know-how, trade secrets, formulations, process, vendor or supplier information, raw material, peptide or intermediate specifications, methods and the like, whether or not patented or patentable, including without limitation, pre-clinical, pharmacological, toxicological, chemical, physical and analytical, safety and quality control or other proprietary data and information relating to the development, testing, use, manufacture or marketing of peptides (including the API) which UCB or any of its Affiliates has now (which is fully set forth in the Description of *** Synthesis in Exhibit C, Section II, *** with respect to the UCB Manufacture of API) or may conceive, develop, acquire or have the ability to

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license or sublicense (under licenses from others or otherwise) during the term of or in performance of this Agreement, provided that any of the foregoing (including that set forth in Section II of Exhibit C or D) which would otherwise constitute UCB Technical Information (i) shall not be deemed to be UCB Technical Information unless it constitutes Confidential Information and (ii) shall not be deemed to be UCB Technical Information, but rather Other IP (as defined in Section 6.3 below), to the extent that it was jointly conceived, discovered or developed by Amgen or its Affiliates and UCB or its Affiliates.

1.26 "USP" shall mean United States Pharmacopoeia as in effect from time to time.

                                   ARTICLE TWO
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

2.1   AMGEN REPRESENTATIONS AND WARRANTIES AND COVENANTS.

      (a) CORPORATE POWER. As of the Effective Date, Amgen is duly organized and validly existing under the laws of Delaware and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

      (b) DUE AUTHORIZATION. As of the Effective Date, Amgen is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder. The person executing this Agreement on Amgen's behalf has been duly authorized to do so by all requisite corporate action

      (c) BINDING AGREEMENT. This Agreement is a legal and valid obligation binding upon Amgen and enforceable in accordance with its terms. As of the Effective Date, the execution, delivery and performance of this Agreement by Amgen does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

      (d) VALIDITY. As of the Effective Date, Amgen is aware of no action, suit or inquiry or investigation instituted by any federal or state governmental agency which questions or threatens the validity of this Agreement.

2.2   UCB REPRESENTATIONS AND  WARRANTIES AND COVENANTS

      (a) CORPORATE POWER. As of the Effective Date, Amgen is duly organized and validly existing under the laws of Delaware and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

      (b) DUE AUTHORIZATION. As of the Effective Date, Amgen is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder. The person

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executing this Agreement on Amgen's behalf has been duly authorized to do so by all requisite corporate action.

      (c) BINDING AGREEMENT. This Agreement is a legal and valid obligation binding upon Amgen and enforceable in accordance with its terms. As of the Effective Date, the execution, delivery and performance of this Agreement by Amgen does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

      (d) VALIDITY. As of the Effective Date, Amgen is aware of no action, suit or inquiry or investigation instituted by any federal or state governmental agency which questions or threatens the validity of this Agreement.

      (e) COMPLIANCE. UCB covenants that (i) it will use its best efforts, using no less than commonly accepted professional standards of workmanship, as practiced in the relevant industry, to accomplish the goals and objectives of this Agreement, (ii) the API will be Manufactured in accordance with the Specifications and the Quality Exhibit and in compliance with standard industry practice, Regulatory Agencies' guidelines, USP, EP, JP and all applicable federal, state and local laws and regulations including without limitation cGMPs (as required by the Agreement) and all applicable laws and regulations of Belgium and the European Union and (iii) UCB will not utilize any process or materials in manufacturing the API *** that to UCB's knowledge would infringe any issued patent or other intellectual property rights, including, but not limited to, published patent applications in the United States, European Union and Japan, of a third party without Amgen's prior written consent.

      (f) ADEQUATE PREMISES AND PERSONNEL. UCB has adequate premises and equipment, knowledge and experience and competent personnel to Manufacture the API in accordance with the Specifications and the terms and conditions set forth in this Agreement.

      (g) THIRD PARTIES. UCB will not subcontract or otherwise transfer responsibility for any supply or development services to be provided to Amgen hereunder without Amgen's prior written consent.

      (h) OWNERSHIP OF INTELLECTUAL PROPERTY. UCB represents and warrants to Amgen that (i) it is the sole and exclusive owner or the UCB Technical Information and that it has the full right, power and authority to grant the licenses to Amgen pursuant to Article Six below and (ii) that the grant of such licenses and UCB's performance of its obligations hereunder (including its use of the UCB Technical Information in connection with such performance) do not and will not, to the best of UCB's knowledge, violate or infringe upon the intellectual property or other rights of any third party.

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                                  ARTICLE THREE
                                   DEVELOPMENT

3.1   COMPLETION OF DEVELOPMENT OF *** SYNTHESIS.

      (a) Pursuant to the terms of the Praecis-UCB Agreement, UCB has established a process for the assembly, synthesis and purification of the API according to the specifications established by Praecis attached hereto as Exhibit C, Section I (" *** Synthesis Specifications"). This *** Synthesis process is described in Exhibit C, Section II (the " *** Synthesis"). In connection with the *** Synthesis, UCB has prepared all relevant data and information for the CMC, developed the analytical procedures and supplied stability batches and validation batches, all in accordance with the plan agreed upon by Praecis and UCB (the " *** Synthesis Development Plan"). An outline of the *** Synthesis Development Plan developed by Praecis and UCB is attached hereto as Exhibit C, Section III. The *** Synthesis Development Plan may be amended or updated from time to time by written agreement of the Parties, as development proceeds and results are obtained. In addition, UCB, with the cooperation of Amgen and/or Praecis as necessary, will, with diligent pursuit, support development and registration and filing activities for rework and/or recovery procedures. Amgen and its Affiliates shall have the right to review any manufacturing and regulatory documents under the confidentiality obligations contained in this Agreement.

      (b) In connection with the complete development of the *** Synthesis, Amgen agrees to pay UCB a total of *** US Dollars (USD$***), covering all development costs including without limitation research, industrial, process, scale-up, validation, regulatory and documentation. Such payment is to be spread out evenly among the *** kg of API to be ordered by Amgen pursuant to Purchase Orders #4, #5 and #6 described in the Supply Schedule attached as Exhibit A. As a result, the effective price per kilogram for Purchase Orders #4, #5 and #6 will increase from $***/kg to $***/kg. The parties acknowledge that the payment contemplated in this section (b) is, INTER ALIA, consideration for the license rights to the *** Synthesis acquired by Amgen in Section 6.4(b) below.

3.2   ***

      (a) ***

      (b) ***

      (c) ***

      (d) ***

      ***

      ***

      (e) ***

      (f) ***
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3.3   AMGEN PROCESS IMPROVEMENTS. The parties acknowledge that Amgen is developing processes related to the manufacture of API, concentrating primarily on the areas of *** and other aspects of the manufacture in addition to the *** stages (collectively "Amgen Process Improvements"). These Amgen Process Improvements may be applicable to API Manufactured using the *** Synthesis ***. If Amgen develops Amgen Process Improvements that Amgen would like to have incorporated into the Manufacture of API, Amgen will provide such Amgen Process Improvements to UCB, along with the necessary assistance to implement the Amgen Process Improvements. At Amgen's request, UCB will use its best efforts to incorporate the Amgen Process Improvements into the Manufacture of API, consistent with the other terms and conditions of this Agreement. Amgen Process Improvements shall be Confidential Information of Amgen.

3.4 DOCUMENTATION OF DEVELOPMENT EFFORT. UCB shall maintain documentation of all development activities (*** to the extent reasonably requested by Amgen, the *** Synthesis) in English in sufficient detail to establish an appropriate record for use in regulatory filings and to document performance of its obligations under this Agreement. In addition, UCB shall maintain a "Development History Report" which shall contain written facts and information of the development of the *** Synthesis. Such Development History Report shall include, at a minimum, experiments conducted, justifications and explanations for synthesis routes adopted, analytical methods and data, and material specifications.

3.5 MATERIALS AND EQUIPMENT. All materials and equipment necessary for the development and production of API will be provided by UCB. UCB shall be solely responsible for all capital costs associated with expanding UCB's Manufacturing capacity, as necessary to comply with UCB's supply obligations under this Agreement.

3.6 EXCLUSIVITY. During the term of this Agreement, UCB shall work exclusively with Amgen in developing manufacturing processes for API, and will not develop manufacturing processes for API for any third party and shall not manufacture for any third party any peptides or other compounds which exhibit Lutenizing Hormone Releasing Hormone (LHRH) antagonist activity. During the Agreement and for a period of *** following termination of this Agreement, UCB shall not use any Amgen Confidential Information in the manufacture of any *** for any third party.

                                  ARTICLE FOUR
                                     SUPPLY

4.1   AUTHORIZED REPRESENTATIVES

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      (a) Exhibit F lists the Amgen representatives authorized to act on Amgen's behalf during interactions with UCB pursuant to this Agreement and the UCB representatives authorized to act on UCB's behalf during interactions with Amgen pursuant to this Agreement.

      (b) The Amgen Contract Manufacturing representative(s) set forth on Exhibit F are the sole authorized Amgen representatives for delivering requests for API, production information and scheduling information ("Production Information"). The Amgen Corporate Quality Assurance representative shall be the sole authorized Amgen representative for quality issues. The UCB Contract Manufacturing representative(s) set forth on Exhibit F are the sole authorized UCB representatives with respect to Production Information. The UCB Quality Assurance representative shall be the sole authorized UCB representative for quality issues. The UCB Regulatory Affairs representative shall be the sole authorized UCB representative for regulatory issues.

      (c) Any Production Information which does not originate from an authorized Contract Manufacturing representative is for information only and non-binding.

      (d) UCB will deliver all invoices hereunder to the Amgen Contract Manufacturing representative for approval.

      (e) Either party may modify Exhibit F (as it applies to their own authorized representatives) from time to time, by giving written notice of such modification to the other party.

4.2   PRODUCT FORECAST ESTIMATES.

      (a) SUPPLY REQUIREMENTS. Subject to the terms and conditions of this Agreement, UCB shall manufacture and supply to Amgen and Amgen shall purchase from UCB the full amount of API ordered by Amgen pursuant to this Agreement. Except as specifically provided herein, Amgen shall have no obligation to purchase a minimum quantity of API from UCB.

          (i) YEAR 2000 AND 2001. The Supply Schedule, attached hereto as Exhibit A and incorporated herein, sets forth Amgen's anticipated requirements of API from UCB for the calendar year 2000 and 2001. These amounts are firm subject to the conditions contained in Exhibit A.

          (ii) COMMERCIAL SUPPLY: YEAR 2002 AND BEYOND. Prior to commercial launch of the Product, Amgen will supply *** forecasts to UCB containing its requirements for supply of API from UCB. *** prior to the anticipated date of first commercial sale of Finished Product in the United States and by the *** thereafter, Amgen will be required to provide UCB with a written *** estimate of Amgen's requirements for API from UCB. Each forecast shall cover estimated

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      supply for the *** period commencing *** after the forecast is given. With respect to these forecasts, the *** of this *** schedule will be binding upon Amgen. The *** of this *** schedule will be also be binding upon UCB plus *** percent (+ ***%) and UCB commits to make the Facility and appropriate UCB personnel available in order to comply with the estimate. UCB will use its reasonable efforts, but will be under no obligation, to supply API in excess of ***% above the estimate.

      (b) MANUFACTURING PROCESS. Unless otherwise specified by Amgen, all API to be supplied by UCB pursuant to this Agreement shall be Manufactured using the *** Synthesis. ***. UCB shall be solely responsible for all capital costs and all other costs associated with expanding UCB's capacity for Manufacturing API using either the *** Synthesis *** to meet UCB's supply requirements under this Agreement.

      (c) CHANGES. Upon the written request of Amgen, UCB shall implement any modifications related to the Manufacture of API requested by Amgen after the Effective Date, including, but not limited to, those which in Amgen's opinion are necessitated by a change after the Effective Date in any law or regulation (including those of the US and EU cGMPs) or applicable standards or Specifications referenced herein. Costs associated with the implementation of any changes necessitated by law or regulation shall be borne by UCB. Costs associated with the implementation of any changes necessitated by change in the standards or Specifications instigated by Amgen shall be borne by Amgen. Amgen shall reimburse UCB for such changes at UCB's cost.

      (d) BATCH SIZE. Each Batch of API delivered to Amgen pursuant to this Agreement shall be *** kilograms, net peptide weight, plus or minus *** kilogram (***kg +/- 0.***kg). UCB shall request Amgen's prior written approval (which shall not be unreasonably withheld) if smaller batches are to be delivered to Amgen. All references to the weight of API in this Agreement or any exhibit hereto shall mean net peptide weight as determined by the Specifications.

4.3 MANUFACTURING SCHEDULE. UCB will provide Amgen with a proposed Manufacturing schedule for (i) any API covered by Purchase Orders #4, #5, #6 and #7, as soon as practicable after execution of this Agreement (with the Manufacturing schedule for Purchase Orders #6 and #7 based on assumptions as to when the Purchase Order shall be placed), (ii) the supply of API requested for the *** of Amgen's *** estimate within *** of receipt of the estimate and (iii) for any amounts with respect to which Amgen shall have submitted a Purchase Order as set forth in Section 4.4 below within *** of receipt of the Purchase Order. The proposed Manufacturing schedule shall include when the Manufacture will be undertaken and the date by which API will be shipped to Amgen. The parties shall promptly finalize the Manufacturing schedule upon receipt by Amgen. In addition, UCB shall provide to Amgen, on a weekly basis, an updated

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      manufacturing and delivery schedule for API on order. The information in such schedule shall include lot numbers, quantities, peptide weight, manufacturing status, QC status, delivery date and invoice number. UCB agrees to exercise its best efforts to meet the Manufacturing schedule as agreed between the parties.

4.4 PURCHASE ORDERS. Except as otherwise specified in the schedule for supply of API as set forth in Exhibit A (the "Supply Schedule") Amgen shall place purchase orders, upon the terms mutually agreed upon, with UCB at least *** prior to the requested delivery date in such purchase order and UCB shall promptly accept such orders in writing. The terms of this Agreement shall govern any such purchase order and in the event a purchase order shall include terms beyond API, quantity and date for manufacturing and delivery, none of such other terms will be enforceable. UCB shall use its best efforts to accommodate Amgen's scheduling requirements taking into due account its own scheduling requirements. UCB will use its best efforts to accommodate Amgen's request to amend a purchase order to increase or decrease the amount of API to be supplied, provided that if Amgen requests reduced production less than *** prior to the beginning of the Manufacturing process, then UCB shall not be obliged to comply unless it can reasonably schedule replacement production with product which had not already been scheduled for production.

4.5 MATERIALS. UCB shall be responsible for the procurement of and payment for all materials and equipment needed for the Manufacture of API. UCB shall in good faith consider having dual suppliers for materials needed for such Manufacture.

4.6   PROCESSING.

      (a) SPECIFICATIONS AND APPLICABLE LAW. UCB warrants that all Manufacturing shall be performed in accordance with, and that the API shall meet, the Specifications, the Quality Exhibit and all applicable laws and regulations, including without limitation, cGMPs and all applicable laws and regulations of Belgium and the European Union. Before, during and after the Manufacture of each Batch, UCB shall, with respect to such Batch, obtain samples, monitor the Manufacturing process and environment and keep such records as all of the foregoing are required by the Specifications, the Quality Exhibit and/or Batch Records.

      (b) MAINTENANCE OF HEALTH STANDARDS. UCB shall be solely responsible for adherence to appropriate health standards for its employees and furthermore will operate under guidelines provided by the Material Safety Data Sheet as updated from time to time (attached hereto as Exhibit G).

4.7   STORAGE, HANDLING, SHIPMENT.

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      (a) STORAGE. UCB shall store and handle all materials used in Manufacture and all API as required by the Specifications, the Quality Exhibit and/or applicable cGMP requirements. In addition, UCB shall take such actions as are reasonably necessary to protect such materials from damage and deterioration, and to protect employees from exposure as required by the Material Safety Data Sheet.

      (b) SHIPMENT. Upon UCB's and Amgen's Quality Assurance written release of an API Batch, UCB shall promptly ship the Batch to Amgen (or other locations reasonably designated by Amgen), or, at Amgen's discretion, warehouse the completed API for a maximum of sixty (60) days at no cost to Amgen, and thereafter at charges to be mutually agreed upon, to the extent warehousing space is available.

      (c) RISK OF LOSS. Risk of loss for all API rests with UCB until delivery of such API to Amgen pursuant to subsection (d) below.

      (d) PRODUCT DELIVERY. API ordered hereunder shall be delivered by UCB Ex Works Braine-L'Alleud, express courier selected by Amgen (ICC Incoterms
      2000).

4.8   CREDITS UPON REJECTION OF BATCH.

      Should Amgen reject any Batch pursuant to Section 9 of the Quality Exhibit set forth in Exhibit B (the "Quality Exhibit") and UCB shall agree that such rejection was justified, UCB shall promptly credit Amgen's account for the amount paid pursuant to Section 4.9 below for the rejected API, or at Amgen's option, supply replacement API, at no additional cost to Amgen, on a priority basis, as mutually agreed to by both parties. Should Amgen reject any Batch pursuant to this Section and should UCB, after good faith negotiation, fail to agree that such rejection was justified, the parties shall mutually agree, such agreement not to be unreasonably withheld, upon a third party to test samples of such Batch and to review records and test data and other relevant information developed by both parties relating thereto to ascertain liability for the breach. The findings of such third party shall be binding on both parties. If Amgen is found liable, Amgen shall pay the costs of such tests and shall be deemed to have accepted the affected Batch. If UCB is found liable, UCB shall pay the costs of such tests and shall promptly credit Amgen's account for the price paid by Amgen pursuant to Section 4.9 for the API, or at Amgen's option, Manufacture replacement API, at no additional cost to Amgen, on a priority basis, as mutually agreed to by both parties. Notwithstanding anything to the contrary stated in this Section, if Amgen and UCB are found to be comparatively at fault, each shall pay the costs of such tests and the price of the API according to the percentage of the respective Party's fault.

4.9 PAYMENT AND INVOICES. Amgen shall pay UCB a price for API at the rates set forth in Exhibit A. Transfer of an API Batch will be considered complete for

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      invoicing purposes when an API Batch has been released by Amgen. All prices referred to on Exhibit A are exclusive of any taxes and duties, such as sales, export, import, value added tax, and excise duty, which shall be added to such prices as appropriate. All invoices for supply of API accruing hereunder shall be delivered to the Amgen Contract Manufacturing Representative, as provided in Exhibit F. Invoices shall be submitted to Amgen only after UCB's Quality Assurance release of the API Batch. Payment shall be made in U.S. Dollars net sixty (60) days from receipt of the invoice, ***.

                                  ARTICLE FIVE
                                 INDEMNIFICATION

5.1   INDEMNIFICATION BY AMGEN.

      (a) Amgen agrees to indemnify, defend and hold harmless UCB, its Affiliates and their officers, directors, agents and employees, from and against all costs, claims, suits, expenses (including attorneys' fees) and damages arising out of or resulting from the use, sale and/or distribution of any API unless such costs, claims, suits, expenses or damages result from the negligence or willful misconduct of UCB.

      (b) Amgen agrees to indemnify, defend and hold harmless UCB, its Affiliates and their officers, directors, agents and employees, from and against all costs, claims, suits, expenses (including attorneys' fees) and damages arising out of or resulting from a material breach by Amgen of any representation, warranty or obligation under this Agreement, subject to any limitations set forth in this Agreement.

      (c) Amgen will defend at its expense any claim brought against UCB, its Affiliates and their officers, directors, agents and employees to the extent based on a claim that any API manufactured by UCB infringes a valid and enforceable third party patent, except to the extent such claim is based on or arises out of the Manufacturing process utilized by UCB. Amgen will indemnify the above entities and persons for any expenses incurred and directly attributable to any such claim but only on the condition that:

          (i)   Amgen is promptly notified in writing of any such claim;

          (ii)  Amgen shall have sole control of the defense of such claim;

          (iii) UCB gives Amgen reasonable information and assistance for such defense at Amgen's cost.

      The foregoing states Amgen's entire liability concerning infringement with respect to API.

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5.2   INDEMNIFICATION BY UCB.

      (a) UCB shall indemnify, defend and hold harmless Amgen, its Affiliates and their officers, directors, agents and employees, from and against all costs, claims, suits, expenses (including attorneys' fees) and damages arising out of or resulting from UCB's negligence or intentional misconduct in performing the services contemplated under this Agreement.

      (b) UCB agrees to indemnify, defend and hold harmless Amgen, its Affiliates and their officers, directors, agents and employees, from and against all costs, claims, suits, expenses (including attorneys' fees) and damages arising our of or resulting from a material breach by UCB of any representation, warranty or obligation under this Agreement, subject to any limitations set forth in this Agreement.

      (c) UCB will defend at its expense any claim brought against Amgen, its Affiliates and their officers, directors, agents and employees to the extent based on a claim that the Manufacturing process utilized by UCB to Manufacture API infringes a valid and enforceable third party patent. UCB will indemnify the above entities and persons for any expenses incurred and directly attributable to any such claim but only on the condition that:

          (i)   UCB is promptly notified in writing of any such claim;

          (ii)  UCB shall have sole control of the defense of such claim;

          (iii) Amgen gives UCB reasonable information and assistance for such defense at UCB's cost.

      The foregoing states UCB's entire liability concerning infringement with respect to Manufacture of the API.

5.3 LIMITATION ON LIABILITY. Neither party shall be liable to the other for indirect, incidental or consequential damages arising out of any terms or conditions in this Agreement or with respect to the performance thereto.

5.4   INSURANCE

      (a) BY UCB. UCB shall maintain comprehensive general liability insurance, including contractual liability insurance, against claims for bodily injury or property damage arising out of its activities contemplated by this Agreement, with such insurance companies and in such amounts as UCB customarily maintains for similar activities. UCB shall maintain such insurance during the term of this Agreement and thereafter for so long as UCB maintains comprehensive general liability insurance for itself. UCB may self-insure if that is customary for UCB in similar situations.

      (b) BY AMGEN. Amgen shall maintain comprehensive general liability insurance, including contractual liability insurance, against claims for bodily injury or property damage arising out of its activities contemplated by this Agreement, with such insurance companies and in such amounts as Amgen customarily maintains for similar activities. Amgen shall maintain such insurance during the term of this Agreement and thereafter for

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so long as Amgen maintains comprehensive general liability insurance for itself.
Amgen may self-insure if that is customary for Amgen in similar situations.

                                   ARTICLE SIX
                              INTELLECTUAL PROPERTY

6.1 UCB INTELLECTUAL PROPERTY. The Parties hereby acknowledge that UCB is the exclusive owner of all UCB Technical Information.

6.2   AMGEN INTELLECTUAL PROPERTY. The Parties hereby acknowledge and agree that
(i) Praecis exclusively owns (and has licensed to Amgen) all intellectual property and/or know-how related to the API in existence as of the effective date of the UCB-Praecis Agreement (March 12, 1998) ("Praecis Original Intellectual Property") and (ii) Amgen shall exclusively own all intellectual property and/or know-how arising during the development of the *** Synthesis which specifically relate to the API ("Amgen Development Intellectual Property") and (iii) Amgen shall exclusively own all intellectual property and know-how related to Amgen Process Improvements (as defined in Section 3.3 above). The Praecis Original Intellectual Property, the Amgen Development Intellectual Property and the Amgen Process Improvements shall, collectively, be referred to as "Amgen Intellectual Property" for purposes of this Agreement. UCB shall promptly disclose to Amgen all Amgen Development Intellectual Property that may arise during UCB's performance of this Agreement and shall assist Amgen in the preparation of all documents necessary to effectuate Amgen's rights in such Amgen Development Intellectual Property.

6.3 OTHER INTELLECTUAL PROPERTY. Any intellectual property and/or know-how developed during the term of this Agreement that is neither UCB Technical Information nor Amgen Intellectual Property as defined above shall be subject to the provisions of this section ("Other IP"). The parties agree that such Other IP shall belong to UCB to the extent that it was solely developed by UCB and to Amgen to the extent it was solely developed by Amgen. If jointly developed, such Other IP shall belong to UCB to the extent that the parties agree that the major significance of the Other IP lies primarily within the scope of UCB's primary business interests and such Other IP shall belong to Amgen to the extent that the parties agree that the major significance of the Other IP lies primarily within the scope of Amgen's primary business interests; if the parties disagree, the Other IP shall belong to that party which the parties agree was most responsible for development of the Other IP. Such determination of ownership is to be made on a case by case basis by the Amgen Authorized Representatives and the UCB Authorized Representatives, taking into consideration the factors identified above, with each party acting in good faith to make such a determination within a reasonable time frame. If the parties are unable to reach a consensus within a reasonable timeframe, the parties agree to have an independent third party jointly selected by the parties determine to whom the Other IP shall belong, based on the factors identified above. Subject to the restrictions

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identified in Section 6.4 below, each party agrees to grant and hereby grants to the other party a non-exclusive, royalty-free, irrevocable, world-wide license (with right to sublicense) to any Other IP which it owns by virtue of this
Section 6.3. UCB shall promptly disclose to Amgen any Other IP and the Parties shall cooperate with and assist each other in the preparation of all documents necessary to effectuate the appropriate Party's rights in such Other IP.

6.4   RIGHTS TO INTELLECTUAL PROPERTY.

      (a) ***.

      (b) *** SYNTHESIS. The parties agree and acknowledge that, notwithstanding any language to the contrary herein, Amgen, in exchange for, INTER ALIA, the consideration paid in Section 3.1 above, has acquired an exclusive, perpetual, irrevocable royalty-free license with right to grant sublicenses to all UCB Technical Information and/or Other IP necessary to use the *** Synthesis in the manufacture and development of API. UCB agrees, upon request by Amgen, to promptly transfer to Amgen all information, without limitation, related to, or reasonably required to perform, the *** Synthesis (including without limitation the current Drug Master File, the SOP's and any master Batch Records), and, at Amgen's cost (to be reasonably determined by the Parties), to provide technical assistance to Amgen as reasonably necessary for Amgen or a third party selected by Amgen to perform the *** Synthesis; provided, however, UCB shall not be required to provide technical assistance to any third party to the extent such third party is a direct competitor of UCB in the development and production of pharmaceutical-grade bulk peptides. Such license includes, without limitation,
(i) the right to use or incorporate quantities of API supplied by UCB in connection with the manufacture, use or sale of Finished Product and/or in connection with the manufacture, use or sale of materials to be used in clinical trials and (ii) the right to make or have made quantities of API using the licensed information in connection with the manufacture, use or sale of Finished Product and/or in connection with the manufacture, use or sale of materials to be used in clinical trials.

6.5 GRANT-BACK LICENSE. Amgen hereby grants to UCB and its Affiliates (i) during the term of this Agreement, a non-exclusive royalty-free license to use any Amgen Intellectual Property or Other IP owned by Amgen solely to make API for Amgen; (ii) during the term of this Agreement and thereafter, a perpetual, irrevocable, non-exclusive royalty-free license, with right to grant sub-license to use such Amgen Intellectual Property or Other IP owned by Amgen solely to make and have made peptides other than API and other than any other compound which exhibits Lutenizing Hormone Releasing Hormone (LHRH) antagonist activity and/or LHRH agonist activity.

                                  ARTICLE SEVEN
                            CONFIDENTIAL INFORMATION

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7.1   NONDISCLOSURE AND NON-USE OF CONFIDENTIAL INFORMATION. Except to the
extent expressly authorized by this Agreement, during the term of this Agreement and for ten (10) years after the expiration or termination of this Agreement, neither Party shall (i) disclose, publish or make available any Confidential Information disclosed to it by the other to any third party, including employees who do not need to know or have access to such Confidential Information and/or
(ii) transfer or otherwise use or exploit any such Confidential Information for any purpose.

7.2 THREE-WAY CONFIDENTIAL DISCLOSURE AGREEMENT. The parties agree to remain bound by the terms of the Confidential Disclosure Agreement executed May 25, 2000 by and among Praecis, Amgen and UCB ("Three-Way CDA"). To the extent the terms of this Agreement conflict with the Three-Way CDA, this Agreement shall govern; to the extent the terms are not in conflict, both this Agreement and the Three Way CDA shall be operable.

7.3 ANNOUNCEMENTS. During the term of this Agreement, neither Party shall make any press release or other disclosure of the existence or terms of this Agreement without the prior written consent of the other Party, except as required by a court of competent jurisdiction or pursuant to the disclosure requirements of U.S. federal or state or other regulatory agencies, including the Securities and Exchange Commission.

                                  ARTICLE EIGHT
                              TERM AND TERMINATION

8.1 TERM. Unless terminated in accordance with its terms, this Agreement will remain in full force and effect until December 31, 2008, except that it shall be automatically renewed for consecutive two (2) year periods, unless terminated by either party by written notice given at the latest twenty-four (24) months before the expiration of the initial period or any renewal period.

8.2   TERMINATION.

      (a) REGULATORY APPROVAL/AUDIT. Amgen may, in its sole discretion, terminate this Agreement upon notice to UCB in the event that (i) Amgen shall be unable to obtain Regulatory Agency approval to have UCB manufacture API for commercial use at the Facility by June 30, 2003; or (ii) if as a result of an audit by Amgen, it is deemed by Amgen that UCB fails to comply with cGMPs. Prior to terminating pursuant to subsection (ii), Amgen shall notify UCB of its determination and give UCB ninety (90) days to correct any insufficiencies. If at the end of such ninety days, UCB still fails to comply with cGMPs, then Amgen may immediately terminate this Agreement.

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      (b) DEFAULT. Either Party may terminate this Agreement upon written notice to the other if (i) any representation or warranty of the other Party shall have been untrue in any material respect when made, or (ii) the other Party shall fail to perform any material obligation set forth herein which failure shall not be cured within thirty (30) days following receipt of notice from the nonbreaching Party setting forth the nature of the default and demanding that the default be cured.

      (c) BANKRUPTCY. Either Party may terminate this Agreement, effective immediately upon the giving of written notice to the other Party, if the other Party shall file a petition for bankruptcy, or shall be adjudicated as bankrupt, or shall take advantage of any applicable insolvency laws, or shall make an assignment for the benefit of creditors, or shall have a receiver, whether appointed by private instrument or court officer appointed for its property.

      (d) BY AMGEN FOR REJECTION OR FAILURE TO SUPPLY. Amgen may terminate this Agreement immediately upon giving notice to UCB if (i) Amgen properly rejects pursuant to the term of this Agreement, two (2) consecutive Batches or four (4) Batches within a set of six (6) consecutive Batches or (ii) UCB fails to meet the proposed date of delivery for three (3) consecutive Batches for any reason other than a Force Majeure. Any notice of termination under this Section shall be provided by Amgen to UCB within seventy-five (75) days after the event giving rise to the right to terminate.

8.3 EFFECT OF TERMINATION. The termination of this Agreement shall not operate to relieve UCB of its obligation to complete Manufacture of API ordered by Amgen prior to the date of notice of termination, unless such termination is effected as a result of a breach of this Agreement by Amgen, pursuant to Section 8.2(b) or Amgen's bankruptcy pursuant to Section 8.2(c). Likewise, the termination of this Agreement shall not operate to relieve Amgen from its obligation to accept delivery of API and pay for all completed and accepted API ordered by Amgen prior to the date of notice of termination unless such termination is effected as a result of a breach of this Agreement by UCB pursuant to Section 8.2(b) or
Section 8.2(d). Except as provided in Section 9.9 below, upon termination of this Agreement, all of the rights and obligations of the Parties under this Agreement shall no longer be in effect; provided that unless terminated by UCB for a breach of this Agreement by Amgen pursuant to Section 8.2(b), all licenses granted to Amgen to UCB Technical Information and Other IP owned by UCB shall remain in effect. Upon termination, each party shall promptly return to the other, at the other's request, any and all Confidential Information of the other then in its possession or control, except if such information is covered under surviving license rights.

                                  ARTICLE NINE
                                  MISCELLANEOUS

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9.1   NO WAIVER. Failure of either Party to insist upon strict observance of or compliance with any of the terms of this Agreement in one or more instances shall not be deemed to be a waiver of its rights to insist upon such observance of compliance with the other terms hereon with respect to subsequent failures in the future.

9.2 NOTICES. All notices and demands required or permitted to be given or made pursuant to this Agreement shall be in writing and given by certified or registered mail, postage prepaid and properly addressed, to the address of the Party to be notified a shown below, or to such other address as to which either Party may notify the other in writing. Notice shall be effective on the date it is received.

      If to Amgen:               Amgen Inc.
                                 One Amgen Center Drive
                                 Thousand Oaks, CA 91320-1799
                                 USA

                                 Attn:  Edward Bjurstrom
                                 Vice President, Operations
                                 cc:  Corporate Secretary

      If to UCB:                 UCB S.A.
                                 Chemin du Foriest
                                 B-1420
                                 Braine-l'Alleud, Belgium

                                 Attn: Alain Scarso
                                 General Manager

9.3 ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties, their successors and permitted assigns. Neither Party may assign this Agreement without the prior written consent of the non-assigning Party, which shall not be unreasonably withheld. Notwithstanding the foregoing, the Parties acknowledge and agree that Amgen may assign this Agreement in its entirety to Praecis upon agreement between Amgen and Praecis.

9.4 GOVERNING LAW AND JURISDICTION. This Agreement is governed by the laws of the state of New York, U.S.A., without giving effect to that state's choice of law doctrine. Both parties consent to the exclusive jurisdiction of the courts of New York, both state and federal.

9.5 FURTHER ACTIONS. The Parties agree to execute, acknowledge and deliver such further instruments and to do all such other incidental acts as may be reasonably necessary or appropriate to carry out the purpose and intent of this Agreement.

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9.6   SEVERABILITY. In the event any one or more of the provisions of this
Agreement should for any reason be held by any court or authority having jurisdiction over either of the Parties or this Agreement to be invalid, illegal or unenforceable, such provision or provisions shall be validly reformed so as to as nearly approximate the intent of the Parties as possible or, if unreformable, shall be divisible and deleted in such jurisdiction; elsewhere, this Agreement shall not be affected.

9.7 INDEPENDENT CONTRACTORS. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the Parties. All activities by the Parties hereunder shall be performed by them as independent contractors. Neither Party shall incur any debts or make any commitments for the other Party, except to the extent specifically provided herein.

9.8 CAPTIONS. The Parties agree that the headings in the Agreement are used for the convenience of the Parties only and are not intended to be used in the interpretation of this Agreement.

9.9 SURVIVAL. The warranties, intellectual property, indemnification and confidentiality obligations expressly set forth in Article 2, Article 4
Section 6, Article 5, Article 6 and Article 7 shall survive the termination or expiration of the term of this Agreement.

9.10 AMENDMENTS. The terms of this Agreement shall not be amended or supplemented except in a written document duly executed by a duly authorized representative of each Party.

9.11 FORCE MAJEURE. Neither Party shall be responsible to the other, and no default shall be deemed to have occurred hereunder, for delay in performing any of its obligations under this Agreement if such delay is caused by or arises from any strike, stoppage of labor, lockout, inability to obtain any materials arising out of any action or omission of any third party, breakdown or delays of carriers or shippers, default by any supplier or sub-contractor, fire, flood, accident, act of God, any public enemy, governmental or administrative act or restraint in each case that is unavoidable and beyond the reasonably control of the affected Party; provided, however, that the Party claiming force majeure hereunder shall promptly notify the other specifying the cause and probable duration of the delay.

9.12 UNITED NATIONS CONVENTION. Notwithstanding anything to the contrary contained in this Agreement, the United Nations Convention on Contracts for the International Sale of Goods shall have no application to, and shall be of no force and effect with respect to this Agreement or the matters herein set forth or contemplated.

9.13 ANTITRUST COMPLIANCE. In the event that any governmental agency of competent jurisdiction advises either of the parties in writing that one or more provision of this

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Agreement violates any applicable competition or antitrust law of the United
States, the European Union, Belgium or any other relevant jurisdiction, UCB and Amgen agree to amend this Agreement to the minimum extent necessary to render it compatible with such provisions.

9.14 ENTIRE AGREEMENT. This Agreement, including the Exhibits and other documents provided for herein, sets forth the entire agreement of the Parties with respect to the subject matter hereof. This Agreement is intended to supersede and replace in all material respects the UCB-Praecis Agreement, and the Parties agree to take the necessary steps to terminate the UCB-Praecis Agreement upon execution of this Agreement.

9.15 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each Party hereto and delivered to the other Parties.

      IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first written above, but effective as of the Effective Date.


AMGEN INC.


By: /s/ Edward Bjurstrom
    --------------------
    Edward Bjurstrom
    Vice President, Operations


UCB S.A.


By:  /s/ G. Jacobs      /s/ E. Croufer
     ---------------------------------
      Name:  G. JACOBS  E. CROUFER
             -------------------------
      Title:    (1)        (2)
             -------------------------

      (1) Chairman of the Executive Committee
      (2) Director-General of the Pharma Sector

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                                    EXHIBIT A
                           SCHEDULE FOR SUPPLY OF API
                               ("SUPPLY SCHEDULE")

A.    YEARS 2000 AND 2001

      1.  BACKGROUND

Pursuant to the UCB-Praecis Agreement, Praecis and UCB had agreed on delivery of ***kg(a) of API through the end of year 2001. Such API was to be delivered pursuant to three Purchase Orders (the "Initial Purchase Orders"): Purchase Order #1 for *** kg, placed February 19, 1998; Purchase Order #2 for *** kg, placed June 30, 1998; and Purchase Order #3 for *** kg, placed June 30, 1998. The price for all API ordered pursuant to these Initial Purchase Orders was to be $*** per kilogram. The Parties agree that the Initial Purchase Orders will be fully enforced to the extent of the first ***kg of API covered thereby; the Parties further agree, that subject to the terms provided below, the Initial Purchase Orders to the extent applicable to the remaining ***kg of API will be canceled and replaced by the new Purchase Orders described below. The first ***kg of API have already been delivered and paid for by Praecis and/or Amgen at a price of $*** per kilogram. In addition, quantities beyond the initial ***kg have also been delivered and/or paid for at a price of $*** per kilogram: the parties acknowledge that to the extent that more than ***kg have been delivered, invoiced and/or paid for, adjustments will be made as appropriate to account for the new price (as agreed below) for such API over and above the initial ***kg. Such adjustments will be made within 30 days of execution of the Agreement.

      2.  NEW PURCHASE ORDERS

Amgen agrees to issue purchase orders and to purchase additional API in the years 2000 and 2001 as follows:

Year 2000: Amgen will immediately upon execution of this Agreement issue a purchase order (Purchase Order # 4) for the purchase of *** kg of API at $***(b) per kilogram, for delivery by year end 2000. Such Purchase Order #4 shall be firm immediately upon issuance by Amgen.

Year 2001: Amgen will immediately upon execution of this Agreement issue a purchase order (Purchase Order #5) for the purchase of *** kg of API at $***(b) per

----------
(a) Note: All references to the weight of API in this Agreement refer to net peptide weight as determined by the Specifications.
(b) There is $*** in development costs associated with the *** Synthesis that is being paid from Amgen to UCB, and is being spread out evenly over the *** kgs being ordered in Purchase Orders #4, #5 and #6, raising the effective price for those *** kgs from $***/kg to $***/kg. See Section 3.1(b).

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kilogram, for delivery in 2001. Such Purchase Order #5 shall be firm immediately upon issuance by Amgen.

Year 2001: Immediately upon Amgen's (or an Amgen Affiliate's) filing of an NDA for Finished Product with FDA (or sooner, in Amgen's sole discretion), Amgen will issue a purchase order (Purchase Order #6) for *** kg of API at $***(b) per kilogram, for delivery in 2001. Such Purchase Order #6 shall be firm immediately upon issuance by Amgen.

NOTE: If Amgen (and/or its Affiliates) decides not to file an NDA for Finished Product and does not issue Purchase Order #6, the price for the API ordered under Purchase Order #4 and Purchase Order #5 shall revert to the original price agreed to between UCB and Praecis, $*** per kilogram, (less $*** in credits currently owed by UCB), such that Amgen shall pay UCB an additional $*** (61 kg times $***/kg less $***), and Amgen shall have no obligation to place future orders. Upon payment of such fee by Amgen, UCB's supply obligations contained herein shall remain in effect. Upon placement of Purchase Order #6, the prices for Purchase Order #4 and Purchase Order #5 shall be permanently fixed as indicated above ($*** per kilogram) and Amgen shall forgive the $*** in credits currently owed by UCB.

YEAR 2001: Immediately upon UCB's successful completion of its Pre-Approval Inspection ("PAI") by the FDA (including, without limitation, FDA acceptance of all UCB's 483 responses), or sooner at Amgen's sole discretion, Amgen will issue a purchase order (Purchase Order #7) for ***kg of API at $*** per kilogram, for delivery *** of placement of Purchase Order #7. Purchase Order #7 shall be firm immediately upon issuance by Amgen.

NOTE: The reference to the year for each of these Purchase Orders is approximate. It is currently anticipated that the NDA would be filed by year end 2000, resulting in Purchase Order #6 being issued in Q1 2001 and filled in year 2001. Similarly, it is anticipated that the PAI would be completed by end of Q2 2001, and that Purchase Order #7 would be issued and filled in 2001. It is also anticipated that these two Purchase Orders would cover Amgen's needs through the end of 2001. All subsequent orders, including without limitation validation lots, will be subject to the commercial supply prices described in Section B below. If the occurrence of these events is delayed, it is possible that Purchase Order #6 or 7 would be filled in 2002. Notwithstanding such a possibility, all the price and quantity terms contained in Section A and B shall apply regardless of the timing of such orders.

B.    ONGOING COMMERCIAL SUPPLY:  YEARS 2002 AND LATER

----------
(b) There is $*** in development costs associated with the *** Synthesis that is being paid from Amgen to UCB, and is being spread out evenly over the *** kgs being ordered in Purchase Orders #4, #5 and #6, raising the effective price for those *** kgs from $***/kg to $***/kg. See Section 3.1(b).

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For all API over and above the initial *** kilograms covered by Purchase Orders
4 through 7, the following price shall apply:

CUMULATIVE AMOUNT OF API ORDERED    APPLICABLE PRICE*
--------------------------------    -----------------
First *** kg                        $***/kg
*** kg - *** kg                     $***/kg
*** kg - *** kg                     $***/kg
*** kg - ***kg                      $***/kg
Over *** kg                       < $***/kg

All API ordered up to the first *** kg will be billed at a price of $***/kg. When Amgen has ordered cumulatively more than *** kg over the term of the Agreement (after the initial *** kg covered by Purchase Orders 4-7), the price per kilogram for additional orders will drop to $***/kg. Again, when Amgen's cumulative orders pass ***kg, the price will again drop, this time to $***/kg for each additional kilogram ordered. At the point at which the cumulative orders exceed ***kg, the price will drop to $***/kg. After the cumulative orders exceed ***kg, the Parties will determine an appropriate price at that time, not to exceed $***/kg.

* - ADJUSTMENTS TO PRICE

The parties intend that in the event any improvements in the process, or reduction in the cost of raw materials, lead to a reduction in the overall cost to produce API, the parties will share equitably in such reduced cost to produce. The parties agree to negotiate in good faith a mechanism for sharing the cost reduction associated with such events.

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                                    EXHIBIT B

                  SUPERSEDED IN ITS ENTIRETY BY AMENDMENT NO. 1

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                                    EXHIBIT C

                                  *** SYNTHESIS

I.    SPECIFICATIONS
II.   DESCRIPTION OF *** SYNTHESIS
III.   *** SYNTHESIS DEVELOPMENT

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EXHIBIT C.I - SPECIFICATIONS

[AMGEN LOGO]                          SPECIFICATION
TITLE                                                                            NUMBER                   PAGE
Bulk Drug Substance, ABARELIX (API)                                              S01312                   1 of 3

                                                                                 INITIATOR                EFFECTIVE DATE
                                                                                 M. Marian                07/14/00

OWNER APPROVAL                               DATE                 REGULATORY AFFAIRS APPROVAL             DATE
[illegible signature]                        7        10    00    /s/ Dean M. Waters                      7 /11/00

TECHNICAL EVALUATOR APPROVAL                 DATE                 MANUFACTURING APPROVAL                  DATE
[illegible signature]                        7        11    01    [illegible signature]                   7 /11/00

QUALITY APPROVAL                             DATE                 OTHER APPROVAL                          DATE
[illegible signature]                        7        11    01    N/A

1.    DESCRIPTION

      1.1      Acetyl-D-(beta)-naphtylalanyl-D-p-chorophenylalanyl-3-D-
               pyridylalanyl-L-seryl-L-N-methyltyrosyl-D-asparagyl-L-leucyl-L-N
               ((epsilon))-isopropyl-lysyl-L-prolyl-D-alanyl-amide (Abarelix or
               PPI-149).

      1.2      Empirical formula is C72H95N14O14Cl.

2.    SAMPLING REQUIREMENTS

      2.1      Sampling will be performed per contract Manufacturing Procedure.

3.    STORAGE CONDITIONS

      3.1 Store at 2 to 8(Deg.)C in light-proof containers, in a secured area.

4.    EXPIRATION DATING

      4.1      See current Expiration Dating Guidelines.

5.    SPECIFICATIONS

               PARAMETER SPECIFICATION               METHOD

      5.1      Appearance                             White to off-white C of A
                                                      powder
      5.2      Identity

      5.2.1    Mass Spectrometry                      Exhibits the proper C of A
                                                      molecular mass

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      5.2.2    HPLC Retention Time            Conforms to standard C of A
               PARAMETER cont'd               SPECIFICATION        METHOD

      5.2.3     Amino Acid Analysis                                C of A
               (Theoretical values)
                5.2.3.1            ***           ***

                5.2.3.2              ***          ***

                5.2.3.3              ***          ***

                5.2.3.4              ***          ***

                5.2.3.5              ***          ***

                5.2.3.6              ***          Conform

      5.3       Peptide Content                ***                 C of A
                by Amino Acid Analysis

      5.4       Related Peptides                                   C of A
                (Impurities)

                5.4.1          Total
                               Impurities      ***

                5.4.2          Individual
                               Impurity        ***

      5.5                  Water Content       ***                 C of A

      5.6       Acetate Content                ***                 C of A

      5.7       Residual Solvents                                  C of A

                5.7.3            ***           ***
                5.7.4             ***          ***
                5.7.5            ***           ***

      5.8       ***                                                C of A

               5.8.1             ***           ***

               5.8.2             ***           ***

               5.8.3             ***           ***

      NOTE: All release test results will be obtained from Manufacturer's
            Certificate of Analysis (C of A).

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[LOGO OF UCB]

EXHIBIT C.II - DESCRIPTION OF *** SYNTHESIS

UCB-BIOPRODUCTS S.A.

                          PRAECIS PHARMACEUTICALS INC.

                           UCB STRATEGY OF SYNTHESIS

1. INTRODUCTION AND OVERVIEW

The manufacturing strategy developed by UCB-Bioproducts for PPI-149 is outlined in the following chart :

ASSEMBLY BY
                                      ***
                                  [down arrow]
                                       ***
                                  [down arrow]
                                       ***
                                  [down arrow]
                                       ***

***


***.


2.       ***

***

***

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***


3.       ***


***

4.       ***

***


***
***


5.       ***


***
***
6.       ***

***

7.       FLOW CHART

An actual flow chart for a preferred manufacturing strategy is given hereafter, to illustrate the current process.

(a)   General Flow Chart
(b)   Assembly Flow Chart
(c)   Deprotection Flow Chart
(d)   Purification Flow Chart

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EXHIBIT C.III -  *** SYNTHESIS DEVELOPMENT PLAN

OUTLINE OF UCB DEVELOPMENT/WORK PLAN
PPI-149 DRUG SUBSTANCE


In synergy with PRAECIS/AMGEN :

1. Develop and Supply both clinical and commercial quantities of PPI-149 Drug Substance prepared according to cGMP and other international quality standards.
2. Prepare/assist in preparation of CMC drug substance filings (US NDA Dec., 98) European filings estimated 2Q99.
3. Develop, maintain, and provide documentation to support approval and ongoing commercial supply of drug substance.
    -   Batch Production Records
    -   Certificates of Analysis
    -   Development reports
    -   Facilities and instrumentation IQ/OQ/ and PQ
    -   Facilities Drug Master Files, to be included in CMC/DMF
    -   SOP'S
    -   Change control
    -   Validation documentation - strategy, plan, protocol, report
    -   CMC section for NDA filing
    -   Stability programs and reports (development and commercial)
4.  Prepare and qualify reference standards.
5. Determine and qualify impurity profile including preparation of impurity standards as required.
6.  Supply representative pre-launch material.
7. Source, secure, and qualify appropriate production facilities for commercial volumes and expedite scale-up in a timely manner.
8. Qualify raw material suppliers, dual supply to minimize risk, as appropriate.
9.  Outsource qualified intermediates as appropriate.
10. Develop suitable recycle strategy for the filing.
11. Develop/assist in developing a supplemental commercial strategy which favorably impacts cycle time and cost of goods.
12. Maintain regulatory filing with appropriate updates (CBE's, AR's).
13. Provide comprehensive regulatory support for international approvals and commercializations.
14. Expediently work to correct/improve any findings documented or questions generated by regulatory agencies or other quality assessments.

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                                    EXHIBIT D

                                       ***

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                                    EXHIBIT E

                  SUPERSEDED IN ITS ENTIRETY BY AMENDMENT NO. 1

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                                    EXHIBIT F

                  SUPERSEDED IN ITS ENTIRETY BY AMENDMENT NO. 1

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                                    EXHIBIT G

                           MATERIAL SAFETY DATA SHEET

    CHEMTREC -Registered Trademark- EMERGENCY TELEPHONE NUMBERS (24 - HOURS)
                           UNITED STATES: 800-424-9300
                      INTERNATIONAL: 202-483-7616 (COLLECT)

 THESE CHEMTREC -Registered Trademark- NUMBERS ARE TO BE USED ONLY IN THE EVENT
        OF A CHEMICAL EMERGENCY INVOLVING A SPILL, LEAK, FIRE, EXPLOSION
                                   OR ACCIDENT

1.  CHEMICAL PRODUCT AND COMPANY IDENTIFICATION

PRAECIS PHARMACEUTICALS, INC.           GENERAL INFORMATION PHONE NUMBERS:
ONE HAMPSHIRE ST., 5TH FLOOR
CAMBRIDGE, MASSACHUSETTS 02139                   617-494-8400

PRODUCT NAME: abarelix or abarelix Depot or PPI-149
CHEMICAL NAME: Acetyl-D-(beta)-naphthylalanyl-D-p-chlorophenylalanyl-3-pyridyl-
D-alanyl-L-seryl-L-N-methyltyrosyl-D-asparagyl-L-leucyl-L-N((epsilon))-isopropyl
-lysyl-L-prolyl-D-alanyl-amide
THERAPEUTIC CATEGORY: Gonadotropin-releasing hormone antagonist

2.  COMPOSITION/INFORMATION ON INGREDIENTS

COMPONENT               CAS REGISTRY    EINECS    PERCENT    MOL. WT.
---------               ------------    ------    -------    --------
abarelix                183552-38-7     -         100%       1416.10
C(72)H(95)N(14)O(14)Cl

                     (See Section 8 for exposure guidelines)

3.  HAZARDS IDENTIFICATION

EMERGENCY OVERVIEW:
White powder. May be harmful by inhalation, ingestion, or skin absorption. ***

POTENTIAL HEALTH EFFECTS
***
MEDICAL CONDITIONS ENHANCING TOXICITY: ***

NA = Not Applicable                                                 ND = No data

MSDS No. 002                    ISSUE DATE: 2/24/99                 Page 1 of 6

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4.  FIRST AID MEASURES

EYE: First check victim for contact lenses and remove if present. Flush victim's eyes with large quantities of water for at least 15 minutes and contact a physician if irritation occurs or persists.
SKIN: Flush thoroughly with water for at least 15 minutes while removing all contaminated clothing. Contact a physician if irritation develops.
INGESTION: Do not give anything by mouth if victim is convulsing or unconscious and immediately contact a physician. If person is conscious, wash out mouth with water and contact a physician.
INHALATION: Leave the contaminated area and take deep breaths of fresh air. Contact a physician.
NOTE TO PHYSICIAN: Treatment is supportive and symptomatic.

5.  FIRE FIGHTING MEASURES

FLAMMABLE PROPERTIES
         FLASH POINT:  NA
         FLAMMABLE LIMITS:
             LOWER FLAMMABLE LIMIT:  NA
             UPPER FLAMMABLE LIMIT:  NA
EXTINGUISHING MEDIA: Use extinguishing media suitable for surrounding materials. Dust powder is probably combustible.
UNUSUAL FIRE OR EXPLOSION HAZARDS: Organic dusts at sufficient concentrations can form explosive mixtures with air.
FIRE-FIGHTING INSTRUCTIONS: Firefighters should use self-contained breathing equipment and full protective clothing.
HAZARDOUS COMBUSTION PRODUCTS: Oxides of carbon and nitrogen, chlorine.

6.  ACCIDENTAL RELEASE MEASURES

SPILLS: Promptly clean up spills using appropriate protective equipment (respirator, chemical safety goggles, rubber boots, and rubber gloves). Keep airborne dust to a minimum. Eliminate all ignition sources. Place in a suitable, properly labeled container for disposal. Wash area with soap and water. DECONTAMINATION PROCEDURES: Wash area thoroughly with soap and water.

7.  HANDLING AND STORAGE

HANDLING: Avoid contact with eyes, skin and clothing. Do not smell or taste chemicals. Do not breathe dust. Do not eat, drink, or smoke in areas where chemicals are present. Wash thoroughly after handling. Wash contaminated clothing thoroughly before reuse.
STORAGE: Store under cool and dry conditions.

NA = Not Applicable                                                 ND = No data

MSDS No. 002                    ISSUE DATE: 2/24/99                  Page 2 of 6

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8.  EXPOSURE CONTROLS/PERSONAL PROTECTION

EXPOSURE GUIDELINES: No exposure guidelines established by ACGIH or OSHA. Manufacturer recommends an occupational exposure limit (OEL) of *** as an 8-hour time weighted average over a 40-hour work week. The OEL is designed as an acceptable airborne concentration of a substance for which it is believed that workers may be repeatedly exposed day after day without adverse health effects. ENGINEERING CONTROLS: When practicable, handle material in enclosed or contained processes or with effective local exhaust ventilation. Avoid open handling without adequate control or containment. The objective of the engineering control should be to minimize the potential for worker exposure.
RESPIRATORY PROTECTION: Where possible, handle material in enclosed processes or containers. For operations where exposure to dust is possible, such as weighing and mixing operations, wear an NIOSH/MSHA-approved full facepiece, powered air-purifying respirator equipped with a dust/mist filter.
SKIN PROTECTION: Rubber gloves are recommended to minimize potential for skin contact when handling in dry form or in aqueous solutions. When the material is dissolved in an organic solvent, wear gloves that provide protection against the solvent. Wear lab coat or other protective overgarment (e.g., tyvek suit). Base the choice of protection on the job activity and potential for skin contact.
EYE PROTECTION: Wear safety glasses with side shields, chemical splash guards, or full face shield, if necessary. Base the choice of protection on the job activity and potential for contact with eyes or face.

9.  PHYSICAL AND CHEMICAL PROPERTIES

APPEARANCE: White to off-white powder
ODOR: Odorless
PHYSICAL STATE: Powder
BOILING POINT: NA
VAPOR PRESSURE: NA
VAPOR DENSITY (AIR = 1): NA
SOLUBILITY IN WATER: ***
SPECIFIC GRAVITY: NA
PH: NA
MELTING POINT: ND
OCTANOL/WATER COEFFICIENT: ND

10. STABILITY AND REACTIVITY

STABILITY: Stable under ordinary storage conditions.
INCOMPATIBILITY: ND
HAZARDOUS DECOMPOSITION PRODUCTS: When heated to decomposition, product may emit toxic oxides of carbon and nitrogen, chlorine.

NA = Not Applicable                                                 ND = No data

MSDS No. 002                    ISSUE DATE: 2/24/99                  Page 3 of 6

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HAZARDOUS POLYMERIZATION:  Will not occur.

11. TOXICOLOGICAL INFORMATION

The toxicological properties of this material have not been thoroughly investigated.

***

PHARMACOLOGY: Abarelix is a polypeptide that functions as a gonadotropin-releasing hormone antagonist. Gonadotropin-releasing hormone (GnRH) regulates the synthesis and secretion of FSH and LH, which in turn regulate plasma levels of estrogen and testosterone. A GnRH antagonist suppresses gonadotropin secretion and effectively reduces estrogen and testosterone levels. Adverse side effects will most probably be related to reduced circulating levels of estrogen and testosterone. Abarelix and abarelix Depot cause a rapid and reversible suppression of testosterone in man.
DRUG INTERACTIONS: ND.
MEDICAL CONDITIONS ENHANCING TOXICITY: ***

12. ECOLOGICAL INFORMATION

ECOTOXICOLOGICAL INFORMATION: ND
CHEMICAL FATE: ND

13. DISPOSAL CONSIDERATIONS

Dispose of all wastes in an environmentally safe manner, e.g., a chemical incinerator equipped with an afterburner. If no on-site incinerator is available, dispose of material in a licensed commercial chemical incinerator if allowed by the incinerator license or permit. Disposal should be conducted in accordance with local, state and federal environmental regulations.

14. TRANSPORT INFORMATION

TRANSPORTATION AND HAZARDOUS MATERIALS DESCRIPTION: Not a hazardous material by DOT.

15. REGULATORY INFORMATION

OSHA: Hazardous by definition of Hazard Communication Standard (29 CFR 1910.1200). Labeling regulated by FDA.
CERCLA/SUPERFUND: Contains no Reportable Quantity (RQ) substances.
SARA SECTION 302: Contains no extremely hazardous substances (EHS).
SARA HAZARD CATEGORY (311/312): Chronic health hazard. Exempted from reporting since material is regulated by FDA.

NA = Not Applicable                                                 ND = No data

MSDS No. 002                    ISSUE DATE: 2/24/99                  Page 4 of 6

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SARA 313 INFORMATION: Contains no chemical subject to the reporting requirements of SARA 313.
TSCA: Drugs exempted from TSCA Chemical Substance Inventory.
CALIFORNIA PROPOSITION 65: Not listed.
EUROPEAN UNION (EU)SYMBOL AND RISK AND SAFETY PHRASES:
Symbol:  T
***

16. OTHER INFORMATION

PACKAGING DESCRIPTION: ND
ADDITIONAL INFORMATION: NA
NFPA RATING:    Health = 1      Fire = 1        Reactivity = 0
REVISIONS/DATE:   2/8/99

                                   DISCLAIMER

The information contained herein is based on data believed to be accurate. However, no warranty is expressed or implied regarding the accuracy of these data or the results to be obtained from the use thereof. The publisher, its parent, subsidiaries and affiliates assume no responsibility for personal injury or property damage to vendees, users or third parties caused by the material. Such persons assume all risks associated with the use of the material.


NA = Not Applicable                                                 ND = No data

MSDS No. 002                    ISSUE DATE: 2/24/99                  Page 5 of 6

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                            ASSIGNMENT OF DEVELOPMENT
                         AND SUPPLY AGREEMENT (ABARELIX)

         This Assignment of Development and Supply Agreement (Abarelix) (the "Assignment"), entered into on the 18th day of January, 2002 (the "Signing Date"), and effective as of the 17th day of December, 2001 (the "Effective Date"), is entered into by and between Amgen Inc., located at One Amgen Center Drive, Thousand Oaks, California 91320-1799 ("Amgen") and PRAECIS PHARMACEUTICALS INCORPORATED, located at 830 Winter Street, Waltham, Massachusetts 02451-1420 ("Praecis").

         WHEREAS, effective as of June 21, 2000, Amgen and UCB S.A., a Belgian corporation with its registered office at Allee de la Recherche 60, B-1070 Brussels, Belgium ("UCB") entered into the Development and Supply Agreement (Abarelix) for the production and supply of Abarelix API ("Development and Supply Agreement");

         WHEREAS, Section 9.3 of the Development and Supply Agreement provides that, upon agreement between Amgen and Praecis, Amgen may assign the Development and Supply Agreement to Praecis without the consent of UCB;

         WHEREAS, the Amended and Restated Binding Agreement in Principle dated March 8, 1999 between Amgen and Praecis, along with its amendments (collectively, the "Agreement in Principle"), requires that in the event of termination, Amgen shall provide for an orderly and businesslike transfer of abarelix manufacturing and other related matters to Praecis; and

         WHEREAS, Amgen and Praecis have agreed that Amgen will assign the Development and Supply Agreement to Praecis as of the Effective Date;

         NOW, THEREFORE, in consideration of the promises and of the mutual covenants, representations and warranties set forth herein, the parties agree as follows:

         SECTION 1. DEFINITIONS. Unless otherwise specifically defined herein, each term used herein which is defined in the Development and Supply Agreement shall have the meaning assigned to such term in the Development and Supply Agreement.

         SECTION 2. ASSIGNMENT. As of the Effective Date, Amgen hereby assigns to Praecis, and Praecis hereby accepts the assignment by Amgen and assumes, all of Amgen's rights, interests and obligations under the Development and Supply Agreement. As of the Effective Date, Amgen shall have no further obligation to Praecis or any third party with respect to manufacturing or supply of Licensed Product (as such term is defined in the Agreement in Principle).

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         SECTION 3. NOTICE TO UCB. Concurrent with the execution of this
Assignment, the Parties agree to send UCB notice of the Assignment, in substantially the form attached hereto as Exhibit A. Praecis hereby affirms and approves the form of notice to be provided to UCB.

         SECTION 4. INTELLECTUAL PROPERTY. As of the Effective Date, Amgen hereby grants to Praecis and its affiliates a worldwide, non-exclusive, royalty-free, perpetual and irrevocable license with the right to grant sublicenses to use existing Amgen Development Intellectual Property (as defined in Section 6.2 of the Development and Supply Agreement), Amgen Process Improvements (as defined in Section 3.3 of the Development and Supply Agreement) and Other IP owned by Amgen pursuant to Section 6.3 of the Development and Supply Agreement, solely for the purposes of the manufacture of Licensed Products (as such term is defined in the Agreement in Principle).

         SECTION 5. MISCELLANEOUS.

A. The parties warrant and represent that they have the right to enter into this Assignment. The parties further warrant and represent that the terms of this Assignment are not inconsistent with other contractual obligations, express or implied, which they may have.

B. This Assignment shall be governed by and interpreted in accordance with the laws of the State of California (without regard to its principles of conflicts of laws). The parties hereby submit to the jurisdiction of the California courts, both state and federal, in all matters concerning this Assignment.

C. No modification of this Assignment shall be effective unless made in writing and signed by a duly authorized representative of each party.

D. This Assignment constitutes the entire agreement between the parties with respect to the Development and Supply Agreement and the transactions contemplated therein (the "Subject Matter"), and supersedes all prior agreements and understandings between the parties (whether written or oral) relating to the Subject Matter.

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Assignment as of the Effective Date.

AMGEN INC.                                PRAECIS PHARMACEUTICALS
                                          INCORPORATED

BY:   /s/ Fabrizio Bonanni          BY:   /s/ Malcolm L. Gefter
      --------------------                ---------------------
      FABRIZIO BONANNI                    MALCOLM L. GEFTER
TITLE:SENIOR VICE PRESIDENT               TITLE: CHIEF EXECUTIVE OFFICE AND
      QUALITY & COMPLIANCE                PRESIDENT

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                                    EXHIBIT A

VIA FAX AND CERTIFIED MAIL

UCB S.A
Chemin du Foriest
B-1420
Braine-l'Alleud, Belgium

Attn: Alain Scarso, General Manager

Re:   Notice of Assignment

Dear Mr. Scarso:

Reference is made to the Development and Supply Agreement (Abarelix) dated as of June 21, 2001 by and between UCB S.A. and Amgen Inc. (the "Agreement"). Consistent with recent developments, Amgen and PRAECIS PHARMACEUTICALS INCORPORATED have agreed to have Amgen assign the Agreement to Praecis in its entirety. Pursuant to Section 9.3 of the Agreement, this letter will serve to notify you of the assignment. UCB should direct future notices contemplated in
Section 9.2 of the Agreement to:

         PRAECIS PHARMACEUTICALS INCORPORATED
         830 Winter Street
         Waltham, Massachusetts 02451-1420
         USA

         Attn: Heow Tan
         Vice President, Industrial Operations and Development

Please acknowledge receipt of this notice by signing and returning the enclosed copy.

Very truly yours,                                Received and acknowledged:

AMGEN INC.                                       UCB S.A.

By: /s/ Fabrizio Bonanni                         By:
    --------------------                             ---------------------------

Title Senior V.P. Quality & Compliance           Title:
      --------------------------------                  ------------------------

Assignment and notice approved by:

PRAECIS PHARMACEUTICALS INCORPORATED

By: /s/ Malcolm Gefter
    ------------------

Title: CEO
       ---------------

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              CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION.
                       ASTERISKS (*) DENOTE SUCH OMISSIONS

                                 AMENDMENT NO. 1

                     TO THE DEVELOPMENT AND SUPPLY AGREEMENT
             SIGNED BETWEEN UCB S.A. AND AMGEN INC. ON 21 JUNE 2000
                         (hereinafter, the "AGREEMENT")

     This Amendment No. 1 to the Agreement (this "Amendment") dated as of March 26, 2002 is entered into by and between UCB S.A. ("UCB") and PRAECIS PHARMACEUTICALS INCORPORATED ("Praecis").

     WHEREAS, UCB and Amgen Inc. ("Amgen") entered into the Agreement effective as of June 21, 2000, providing for the development and supply of abarelix API; and

     WHEREAS, effective as of December 17, 2001, Amgen assigned to Praecis, and Praecis accepted such assignment and assumed, all of Amgen's rights, interests and obligations under the Agreement; and

     WHEREAS, UCB and Praecis desire to amend the Agreement to replace certain Exhibits thereto.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree to amend the Agreement as follows:

1. AMENDMENT OF EXHIBIT B TO THE AGREEMENT: Exhibit B to the Agreement is hereby amended and restated in its entirety and replaced by EXHIBIT B in the form attached hereto and incorporated herein by reference.

2. DELETION OF EXHIBIT E TO THE AGREEMENT: The text of Exhibit E to the Agreement is hereby deleted in its entirety and replaced by the following:

     "Intentionally Omitted"

3. AMENDMENT OF EXHIBIT F TO THE AGREEMENT: Exhibit F to the Agreement is hereby amended and restated in its entirety and replaced by EXHIBIT F in the form attached hereto and incorporated herein by reference.

4. DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Agreement.

5. EFFECT OF AMENDMENT. The parties hereto acknowledge that the execution of this Amendment in no way serves as an acceptance by UCB of the terms and conditions of the Assignment, to the extent such terms and conditions relate in any

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     way to the release of Amgen from its obligations to UCB under the terms of the Agreement.

     IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

PRAECIS PHARMACEUTICALS INCORPORATED       UCB S.A.

By /s/ Kevin F. Mclaughlin                 By /s/ Alain Scarso
   -----------------------                 -------------------
   Name:  Kevin F. McLaughlin              Name:  Alain Scarso
   Title: Senior Vice President and        Title: UCB-Bioproducts, [Illegible]
          Chief Financial Officer

                                           Date:  March 26, 2002
   Date:  March 26, 2002                   Place: Braine-l'Alleud
   Place: Waltham, MA

                                           By /s/ Weiner Deprycher
                                           -----------------------
                                           Name:  Weiner DePrycher
                                           Title: Global Technical [Illegible]

                                           Date:  March 26, 2002
                                           Place: Braine-l'Alleud

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                                    EXHIBIT B

                                 QUALITY EXHIBIT

UCB will manufacture abarelix acetate in conformance with all the requirements of the current Good Manufacturing Practices as described in 21 (CFR), Part 210 and 211, as well as those of other appropriate governing Regulatory Agencies, and guidance such as ICH Q7a.

1.  ANNUAL PRODUCT REVIEW

    UCB shall conduct an annual review by November 1st of each new-calendar year of the commercial services performed by UCB under this Agreement which review shall include, but not be limited to, tracking and trending of all Batch Records and Manufacturing data. In connection with this annual review, UCB shall perform stability testing of at least one Batch per year manufactured via each of the syntheses used for commercial production.

2.  AUDITS

    a. ACCESS TO PREMISES. Praecis and its Supplied third Parties may, upon prior notice to UCB, have access to and the right to conduct audits of those portions of the Facility in which Manufacturing of Product is conducted and of applicable UCB procedures during normal hours of operation. Routine audits will be conducted annually. "For cause" audits will be conducted as needed.

    b. AUDIT FINDINGS. Praecis shall provide UCB with a written report summarizing its findings within thirty (30) working days of the conclusion of an audit. UCB shall provide Praecis with a written response to such report within thirty (30) working days of its receipt thereof. Such response shall include a plan for corrective action designed to address reasonable concerns and shortcomings documented in the audit report.

    c. INSPECTION. In order to ascertain compliance by UCB with the quality requirements contained in this Agreement, Praecis and its Supplied Third Parties shall have the right, during normal hours of operation and on reasonable prior notice to UCB, to inspect and take samples from such facilities at which UCB manufactures, tests, sources and/or stores raw materials or API. UCB shall use its best efforts to enable Praecis and its Affiliates to inspect and sample raw materials used for abarelix and coming from the different UCB suppliers. Such inspections and sampling shall, to the extent reasonably practicable, be conducted in a manner which does not interrupt or impair in any significant manner the manufacturing operations of such facilities.

3.  UCB QUALITY ASSURANCE RELEASE PROCEDURES

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    a. With each completed and released API Batch, UCB shall provide Praecis with a batch disposition summary in English language and approved by UCB's Quality Compliance (the "Batch Disposition Summary"). ***

    b. The parties will together agree upon the appropriate contents and format of the Batch Record Summary, but at a minimum shall include the following:

       ***

    c. ***

4.  CHANGE CONTROL

    a. GENERAL. Any changes to be made by UCB which differ from the information provided in any Regulatory Agency's filing, as applicable to UCB, shall be in compliance with the applicable Regulatory Agency's guidelines, including those published by FDA and ICH. Changes to the process, equipment, test methods specifications, or other contractual requirements must be approved in advance by Praecis prior to implementation.

    b. UCB to provide updated copies of their change control SOP in English language to Praecis when effective.

    c. Praecis shall use its best effort to provide response to UCB within15 business days after receipt of a change request. Changes requiring regulatory actions cannot be implemented until such regulatory actions are undertaken by Praecis.

5.  DOCUMENTS/STANDARD OPERATING PROCEDURES

       Praecis shall have the right to have access to UCB's SOPs, validation and any other documentation relating to Manufacture of API, i.e., deviations/OOS investigations, manufacturing procedures, specifications (e.g., purchasing, analytical, raw material, etc), master batch records, production recipes, or work orders and any bills of Materials. Upon Praecis' request, UCB will provide, at no charge to Praecis, any additional processing data as reasonably requested.

6.  RETENTION OF RECORDS

       UCB shall maintain records relating to the API in accordance with cGMP (and other regulatory requirements) and shall retain such records for not less than ten (10) years after shipment to Praecis of the API to which such records related and thereafter such records will be transferred to Praecis at Praecis' request. Praecis

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       shall be entitled to inspect such records at its own expense and at such times and intervals as Praecis shall reasonably request upon prior written notice to UCB.

7.  REGULATORY INVESTIGATIONS

    a. UCB shall supply Praecis with any manufacturing, testing, or in-process control data within forty-eight (48) hours, if requested as the result of a regulatory inspection, an annual audit by Praecis, or a potential regulatory exposure such as a recall or significant complaint as relates to API or Manufacturing services.

    b. UCB is responsible for supporting all Batch Record investigations associated with regulatory actions as relates to API or Manufacturing services.

    c. UCB shall notify Praecis immediately (but in no event less than twenty four (24) hours prior) of any scheduled inspection of the Facility by any Regulatory Agency relating to the Manufacture of abarelix. Praecis will have the right to be present at all Regulatory Agency inspections of the Facility which relate to the Manufacture of abarelix. UCB will disclose to Praecis all citations and observations resulting from any Regulatory Agency inspection of the Facility as well as responses to the Regulatory Agency.

8.  PRODUCT ACCEPTANCE OR REJECTION PROCEDURES

    a. All API batches must have UCB's Quality Compliance release and Praecis' Quality Assurance written disposition prior to shipment by UCB. ***

    b. RECORDS ACCOMPANYING SHIPMENT. All shipments of API by UCB shall include UCB Quality Compliance written approval of such Batch and MSDS, i.e., UCB's certificate of analysis that such API meets the specifications, certificate of conformance, and raw material source statement.

    c. REJECTION. Praecis, at its sole discretion, may perform testing of the API for compliance with the Specifications. Praecis may reject any Batch of API failing to meet any of the Specifications by giving written notice of rejection to UCB within ninety (90) days, following receipt by Praecis of UCB Quality Compliance written approval of such Batch and the applicable Batch Disposition Summary. Any claim by Praecis submitted to UCB pursuant to this Section 8 shall be accompanied by a report of analysis (including a product sample from the Batch analyzed). Praecis' failure to reject API in the manner set forth herein shall constitute acceptance thereof except to the extent that any defect in the Batch, which defect substantially impairs the value of the Batch to Praecis and which would have otherwise permitted Praecis to reject such Batch pursuant to this Section, was not discovered by Praecis after exercising due diligence and using customary testing procedures accepted in the industry and provided that Praecis notifies UCB of any such defect within a reasonable time after Praecis discovers or should have discovered the defect and before any substantial change in the condition of the Batch which is not caused by such defect.

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9.  PRODUCT COMPLAINTS

       Praecis will promptly notify UCB of any Product complaints received by Praecis which may be related to the API manufactured by UCB. Praecis will provide details of the complaint along with the notification. Within thirty (30) calendar days of UCB's receipt of such notification, UCB shall provide Praecis with a report reconciling the reported complaint to UCB's operating procedures.

10. SUBCONTRACTORS

       UCB shall consult with Praecis prior to use of subcontractors in support of this project. Praecis will evaluate and submit approval within a reasonable time.

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                                    EXHIBIT E

                             "Intentionally Omitted"

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                                    EXHIBIT F

                       PRAECIS AUTHORIZED REPRESENTATIVES

Gary Musso                     Technical
Heow Tan                       Secondary Technical
Mary Ellen Streeton            Quality Assurance
Jim Majewski                   Secondary Quality Assurance
JD Bernardy                    Regulatory Affairs
Kevin McLaughlin               Corporate

                         UCB AUTHORIZED REPRESENTATIVES

Laurent Schinckus              Contract Manufacturing
Pascal Brouyere                Technical
Nathalie Dubois                Quality Assurance
Nathalie Dubois                Regulatory Affairs
Alain Scarso                   Corporate
Vincent Bille                  Secondary Corporate